EXHIBIT 10.1

STAGE STORES, INC.
AMENDED AND RESTATED 2001 EQUITY INCENTIVE PLAN

1.           Purpose.  The purpose of the Stage Stores, Inc. Amended and Restated 2001 Equity Incentive Plan (the “Plan”) is to advance the interests of Stage Stores, Inc., a Nevada corporation (the “Company”), and its stockholders by providing incentives to certain key employees and non-employee directors of the Company, its subsidiaries and its affiliates (which shall include any other entity designated by the Committee in which the Company directly or indirectly owns at least a 50% interest) who contribute significantly to the strategic and long-term performance objectives and growth of the Company.  The Stage Stores, Inc. 2001 Equity Incentive Plan, which was approved by the Board on September 13, 2001 and by the stockholders of the Company as part of the Company’s Plan or Reorganization, is hereby amended and restated effective June 3, 2004 (the “Restatement Effective Date”), subject to stockholder approval.  All amendments to the Plan pursuant to this amendment and restatement of the Plan are effective as of the Restatement Effective Date unless otherwise provided.  Accordingly, unless otherwise provided, the Plan provisions prior to this amendment and restatement shall govern for the period prior to the Restatement Effective Date.

2.           Administration.  The Plan shall be administered solely by the Board of Directors (the “Board”) or the Compensation Committee (the “Committee”) of the Board, which Committee shall be comprised solely of two or more Outside Directors who shall administer the Plan.  The term “Outside Director” shall mean a director who, within the meaning of Treasury Department regulation § 1.162-27(e)(3), (1) is not a current employee of the Company, (2) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year with respect to which the director’s status is being determined, (3) has not been an officer of the Company, or (4) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director.  References to the Committee hereunder shall include the Board where appropriate.  The membership of the Committee or such successor committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3.  No member of the Committee shall have within one year prior to his appointment received awards under the Plan (“Awards”) or under any other plan, program or arrangement of the Company or any of its affiliates if such receipt would cause such member to be an “interested person” under Rule 16b-3; provided that if at any time (i) Rule 16b-3 so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, and (ii) Treasury Department regulation § 1.162-27 so permits without adversely affecting the ability of Awards under the Plan to qualify as “performance-based” within the meaning of such regulation, one or more members of the Committee may be an “interested person.”  For purposes of the remainder of the Plan, reference to the “Committee” shall include the Board to the extent that the Board has not designated a committee to administer the Plan.

The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein) to select the key employees and other key individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives and performance measures under which Awards may be granted, to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States and to prescribe the form of the instruments embodying Awards made under the Plan.  The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it deems necessary or desirable for the administration of the Plan.  The Committee (or its delegate as permitted herein) may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect.  Any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.  The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants.  No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee, or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute.  Determinations to be made by the Committee under the Plan may be made by its delegates.  The Committee may delegate to one or more of its members or to one or more agents or advisors such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

3.           Participation.  Consistent with the purposes of the Plan, the Committee shall have exclusive power (except as may be delegated as permitted herein) to select the key employees and non-employee directors of the Company, its subsidiaries and its affiliates who may participate in the Plan and be granted Awards under the Plan.  Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion.

4.           Awards under the Plan.

(a)           Types of Awards.  Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:  (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Performance Shares or Units, or (vi) Other Stock-Based Awards (including, but not limited to, Awards of, or options or similar rights granted with respect to, unbundled stock units or components thereof, and Awards made to participants who are foreign nationals or are employed or performing services outside the United States).  Stock Options, which include “Nonqualified Stock Options” and “Incentive Stock Options” or combinations thereof, are rights to purchase common shares of the Company having a par value of $.01 per share and stock of any other class into which such shares may thereafter be changed (the “Common Shares”).  Nonqualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Section 5.  Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property (“Other Company Securities”)) or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right.  Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Section 6.  Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to Section 7.  Restricted Stock Units are subject to the terms, conditions and restrictions specified in Section 8.  Performance Shares or Units are subject to the terms, conditions and restrictions specified in Section 9.  Other Stock-Based Awards are subject to the terms, conditions and restrictions specified in Section 10.

(b)           Maximum Number of Shares that May be Issued.  There may be issued under the Plan (as Restricted Stock, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 5,500,000 Common Shares, which is an increase of 1,500,000 additional Common Shares approved by the stockholders effective as of the Restatement Effective Date, subject to adjustment as provided in Section 16.  As an additional limitation, there may be issued under the Plan as Awards other than Stock Options or Stock Appreciation Rights an aggregate of not more than 1,375,000 Common Shares, subject to adjustment as provided in Section 16.  Irrespective of the aggregate number of Common Shares authorized herein, each participant in the Plan shall be entitled to receive grants of Awards with respect to no more than 500,000 Common Shares, Restricted Stock Units and Performance Units in any calendar year, subject to adjustment as provided in Section 16.  Common Shares issued pursuant to the Plan may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof.  If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Award is cancelled, terminates, lapses or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will again become available for issuance under new Awards.  In addition, any Common Shares (i) tendered by a participant (either by actual delivery or by attestation) or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy withholding obligations, or (ii) covered by an Award settled in cash, shall again become available for issuance under new Awards.  If there is any change in the outstanding Common Shares by reason of the events set forth in Section 16, the number of Common Shares which may be issued under this Plan shall be appropriately adjusted.  This is not an “evergreen” plan whereby additional Common Shares would be added to the Plan on an annual basis without stockholder approval.

(c)           Rights with respect to Common Shares and Other Securities.

(i)           Unless otherwise determined by the Committee in its discretion, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such participant’s rights in accordance with the Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period (as hereinafter defined) or the earlier repurchase of such Common Shares as herein provided, ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan.  Notwithstanding the foregoing, a participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a stockholder with respect to Common Shares related to such agreement until issuance of a certificate to him.

(ii)           Unless otherwise determined by the Committee in its discretion, a participant to whom a grant of Stock Options or Stock Appreciation Rights is made (and any person succeeding to such a participant’s rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any.  Except as provided in Section 16, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

(iii)           Any participant who is directly or indirectly the beneficial owner of more than 10 per centum of any class of any equity security which is registered pursuant to Section 12 of the Exchange Act, or who is an officer or director of the Company (unless an exemption under Regulation Section 240.16b-3(d) or (e) of the Exchange Act applies), shall hold his Restricted Stock, if any, for at least six months from the date of grant and any other Award received for at least six months from the date of acquisition of the Award before disposition of the Award or its underlying Common Stock.

(d)           Vesting.  Rights acquired pursuant to an Award may be subject to vesting as determined by the Committee in its sole discretion.

(e)           Frequency of Grants.  The Committee in its discretion, shall set the frequency of grants.

(f)           Securities and Tax Law Compliance.

(i)           Unless otherwise determined by the Committee in its discretion, no Awards shall be granted unless counsel for the Company shall be satisfied that such issuance will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor statutory provision thereto (the “Code”) and that such issuance will be in compliance with the Code and regulations issued thereunder.

(ii)           No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

5.           Stock Options.  The Committee may grant or sell Stock Options either alone, or in conjunction with Stock Appreciation Rights, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or any parent or subsidiary corporation (as such are defined in Sections 424(e) and 424(f) of the Code, respectively).  Each Stock Option (referred to herein as an “Option”) granted or sold under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

(a)           The option price shall be as determined by the Committee; provided that, in the case of Incentive Stock Options, the option price shall be at least the fair market value of the Common Shares subject to such Incentive Stock Option at the time the Incentive Stock Option is granted, and in the case of Nonqualified Stock Options, the option price shall be at least 100% of the fair market value of the Common Shares subject to such Nonqualified Stock Option at the time the Nonqualified Stock Option is granted.

(b)           The Committee shall determine the number of Common Shares to be subject to each Option.  The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Option.

(c)           An Incentive Stock Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee’s lifetime only by him.  Unless the Committee determines otherwise, a Nonqualified Stock Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee’s lifetime only by him.  Unless the Committee determines otherwise, the Option shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment before the expiration of such six-month period by reason of his disability as defined in Section 14 or his death.

(d)           The Option shall not be exercisable:

(i)           after the tenth anniversary of the date it is granted.  Any Option may be exercised during such period only as set forth under Section 4(d) or at such time or times and in such installments as the Committee may establish in its grant of the Option;

(ii)           unless payment in full is made for the shares being acquired thereunder at the time of exercise; such payment shall be made in such form (including, but not limited to, cash, surrender of all or a portion of an outstanding Award, Common Shares held by the participant at their fair market value on the exercise date, or a combination thereof) as provided in the Award grant instrument or as the Committee may determine in its discretion; and

(iii)           unless the person exercising the Option has been, at all times during the period beginning with the date of the grant of the Option and ending on the date of such exercise, employed by, or a nonemployee director of, the Company, or a parent, subsidiary or affiliate of the Company, or a corporation substituting or assuming the Option in a transaction to which Section 424(a) of the Code, is applicable, except that:

(A)           if such person shall cease such employment or performance of services by reason of his disability as defined in Section 14 or early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Option which has not expired and has not been fully exercised, such person, at any time within sixty days (or such period determined by the Committee) after the date he ceased such employment (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or with respect to such greater number of shares as determined by the Committee;

(B)           if any person to whom an Option has been granted shall die holding an Option which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Option has expired), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death, or with respect to such greater number of shares as determined by the Committee; or

(C)           if such person shall cease employment with the Company while holding an Option which has not expired and has not been fully exercised, the Committee may determine to allow such person at any time within the sixty days or such other period determined by the Committee (but in the case of an Incentive Stock Option, such period shall not exceed ninety days) after the date he ceased such employment (but in no event after the Option has expired), to exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or with respect to such greater number of shares as determined by the Committee.

(e)           In the case of an Incentive Stock Option, the amount of the aggregate fair market value of Common Shares (determined at the time of grant of the Option pursuant to Section 5(a) of the Plan) with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.  To the extent the aggregate fair market value of the Common Shares with respect to which Incentive Stock Options are exercisable by an employee during any calendar year exceeds $100,000, the Options shall be treated as Nonqualified Stock Options.

(f)           It is the intent of the Company that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 (and the other appropriate provisions) of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

(g)           Upon the Committee’s recommendation and the approval of the Shareholders, the Board may reissue or reprice outstanding Stock Options at the fair market value of the Common Shares on the date of such reissue or repricing.

(h)           Only in the event the Company is not accounting for equity compensation under APB Opinion No. 25, the Committee shall have the ability to substitute, without receiving participant permission, Stock Appreciation Rights paid only in Common Shares (or Stock Appreciation Rights paid in Common Shares or cash at the Committee's discretion) for outstanding Options; provided, the terms of the substituted Stock Appreciation Rights are the same as the terms for the Options substituted and the aggregate difference between the fair market value of the underlying Common Shares and the grant price of the Stock Appreciation Rights is equivalent to the aggregate difference between the fair market value of the underlying Common Shares and the option price of the Options.  If, in the opinion of the Company's auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

6.           Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, either at the time of grant or by amendment thereafter.  Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

(a)           The Stock Appreciation Right shall be granted with a hurdle price equal to at least the fair market value of the underlying Common Shares on the date of such grant.

(b)           The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights.  The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

(c)           Unless the Committee determines otherwise, the Award of Stock Appreciation Rights may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee’s lifetime only by him.  Unless the Committee determines otherwise, the Award of Stock Appreciation Rights shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Section 14 or his death.

(d)           The Award of Stock Appreciation Rights shall not be exercisable:

(i)           after the tenth anniversary of the date it is granted.  Any Award of Stock Appreciation Rights may be exercised during such period only as set forth under Section 4(d) or at such time or times and in such installments as the Committee may establish;

(ii)           in the case that the Award of Stock Appreciation Rights is attached to an Option, unless such Option is at the time exercisable; and

(iii)           unless the person exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by, or a nonemployee director of, the Company, except that:

(A)           if such person shall cease such employment or performance of services by reason of his disability as defined in Section 14 or early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may, at any time within sixty days (or such other period determined by the Committee) after the date he ceased such employment (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or with respect to such greater number of shares as determined by the Committee; or

(B)           if any person to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may at  any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which the decedent could have exercised the Award of Stock Appreciation Rights at the time of his death, or with respect to such greater number of shares as determined by the Committee.

(C)           if such person shall cease employment with the Company while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, the Committee may determine to allow such person at any time within the sixty days or such other period determined by the Committee  after the date he ceased such employment (but in no event after the Award of Stock Appreciation Rights has expired), to exercise the Award of Stock Appreciation Rights with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or with respect to such greater number of shares as determined by the Committee.

(e)           An Award of Stock Appreciation Rights shall entitle the holder (or any person entitled to act under the provisions of Section 6(d)(iii)(B) hereof) to exercise such Award and surrender unexercised the Option, if any, to which the Stock Appreciation

Right is attached (or any portion of such Option) to the Company and to receive from the Company in exchange thereof, without payment to the Company, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the fair market value of one share at the time of such exercise, over the exercise price (or Option Price, as the case may be), times the number of shares subject to the Award or the Option, or portion thereof, which is so exercised or surrendered, as the case may be.  The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver.  Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right.  The value of a Common Share, Other Company Securities or property, or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Committee, in its discretion, determines otherwise.

(f)           A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option, or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value.  Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Section 6(e) hereof.

(g)           No fractional shares may be delivered under this Section 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee in its discretion.

7.           Restricted Stock.  Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

(a)           The Committee shall determine the number of Common Shares to be issued to a participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

(b)           Restricted Stock awarded to a participant in accordance with the Award shall be subject to the following conditions and/or restrictions until the expiration of such period as the Committee shall determine, from the date on which the Award is granted (the “Restricted Period”):  (i) a participant to whom an Award of Restricted Stock is made may, at the discretion of the Committee, be issued, but shall not be entitled to, a stock certificate, (ii) the Restricted Stock shall not be transferable prior to the end of the Restricted Period, (iii) the Restricted Stock shall be forfeited and the stock certificate, if issued, shall be returned to the Company and all rights of the holder of such Restricted

Stock to such shares and as a shareholder shall terminate without further obligation on the part of the Company if the participant’s continuous employment or performance of services for the Company shall terminate for any reason prior to the end of the Restricted Period, except as otherwise provided in Section 7(c), and (iv) such other conditions and/or restrictions as determined by the Committee in its discretion, including, without limitation, a requirement that participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws, or holding requirements or sale restrictions on the Shares by the Company upon vesting of such Restricted Stock.

(c)           If a participant who has been in continuous employment with the Company since the date on which a Restricted Stock Award was granted to him shall, while in such employment, die, or terminate such employment by reason of disability as defined in Section 14 or by reason of early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period of such Award, the Committee may determine to cancel any and all restrictions on any or all of the Common Shares subject to such Award.

(d)           The Committee may provide in an Award agreement that the Award of Restricted Stock is conditioned upon the participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code.  If a participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the participant shall be required to file promptly a copy of such election with the Company.

8.           Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units to participants in such amounts as the Committee shall determine.  Restricted Stock Units shall be similar to Restricted Stock except that no Common Shares are actually awarded to the participant on the date of grant.  Each Restricted Stock Unit grant shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall specify the Restricted Period, the number of Restricted Stock Units granted, and such other terms and conditions as the Committee, in its discretion, shall establish.

(a)           Except as provided in this Plan or an Award agreement, the Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Restricted Period established by the Committee, or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award agreement or otherwise.  All rights with respect to the Restricted Stock Units granted to a participant under the Plan shall be available during his lifetime only to such participant, except as otherwise provided in an Award agreement or at any time by the Committee.

(b)           The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that participants pay a stipulated purchase price for each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws, or holding requirements or sale restrictions on the Shares by the Company upon vesting of such Restricted Stock Units.  A participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(c)           Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

(d)           Each Award agreement shall set forth the extent to which the participant shall have the right to retain Restricted Stock Units following termination of the participant’s employment with or provision of services to the Company, its affiliates, and/or its subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award agreement entered into with each participant, need not be uniform among all Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.           Performance Units or Shares.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to participants in such amounts as the Committee shall determine.  Each grant of Performance Units or Performance Shares shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall specify, in addition to the following terms and conditions, the performance period, the number of Performance Units or Performance Shares granted, and such other terms and conditions as the Committee, in its discretion, shall establish.

(a)           Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.  Each Performance Share shall have an initial value equal to the fair market value of a Common Share on the date of grant.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the participant.

(b)           Subject to the terms of this Plan, after the applicable performance period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

(c)           Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award agreement.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance

Units/Performance Shares in the form of cash or in Common Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable performance period, or as soon as practicable after the end of the performance period.  Any Common Shares may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award agreement pertaining to the grant of the Award.

(d)           Each Award agreement shall set forth the extent to which the participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its affiliates, and/or its subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award agreement entered into with each participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

(e)           Except as otherwise provided in a participant’s Award agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a participant’s Award agreement or otherwise determined at any time by the Committee, a participant’s rights under the Plan shall be exercisable during his lifetime only by such participant.

10.           Other Stock Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Common Shares) (“Other Stock-Based Awards”) in such amounts and subject to such terms and conditions, as the Committee shall determine.  Such Awards may involve the transfer of actual Common Shares to participants, or payment in cash or otherwise of amounts based on the value of Common Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.  Each grant of Other Stock-Based Awards shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall specify, in addition to the following terms and conditions, such other terms and conditions as the Committee, in its discretion, shall establish.

(a)           Each Other Stock-Based Award shall be expressed in terms of Common Shares or units based on Common Shares, as determined by the Committee.  The Committee may establish performance goals in its discretion.  If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the participant will depend on the extent to which the performance goals are met.  Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Common Shares as the Committee determines.

(b)           The Committee shall determine the extent to which the participant shall have the right to receive Other Stock-Based Awards following termination of the participant’s employment with or provision of services to the Company, its affiliates, and/or its subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each participant, but need not be uniform among all Awards of Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

(c)           Except as otherwise determined by the Committee, Other Stock-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided by the Committee, a participant’s rights under the Plan, if exercisable, shall be exercisable during his lifetime only by such participant.

11.           Deferral of Compensation.  The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the participant’s salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

(a)           forfeited to the Company or to other participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment with the Company),

(b)           subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures, and/or

(c)           credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

12.           Deferred Payment of Awards.  The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Company Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date.  Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion.  Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

13.           Amendment or Substitution of Awards under the Plan.  The terms of any outstanding Award under the plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant’s position, duties, or responsibilities, or significant changes in economic, legislative, regulator, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the Plan or on any Award under the Plan.  The Committee may, in its discretion, permit holders of the Awards under the Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

14.           Disability.  For the purposes of this Plan, a participant shall be deemed to have terminated his employment by the Company, its subsidiaries, and its affiliates by reason of disability, if the Committee shall determine that the physical or mental condition of the participant by reason of which such employment terminated was such at that time as would entitle him to payment of monthly disability benefits under any Company disability plan.  If the participant is not eligible for benefits under any disability plan of the Company, he shall be deemed to have terminated such employment by reason of disability if the Committee shall determine that his physical or mental condition would entitle him to benefits under any Company disability plan if he were eligible therefor.

15.           Termination of a Participant.  For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment with the Company.

16.           Dilution and Other Adjustments.  In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all of its assets, any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, and that such change equitably requires an adjustment in the terms of any Award of the number of Common Shares available for Awards, such adjustment shall be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

In the event of a Change of Control, all outstanding Awards shall immediately vest and all restrictions on any outstanding Awards shall immediately lapse and participants shall be entitled to the full benefit of all such awards immediately prior to the effective date of the Change in Control.  For purposes of this Agreement, a “Change of Control” shall be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Section 13(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities and within one (1) year after such “person” or “group” acquires 50% or more of the combined voting power of the Company (the “Trigger Date”) the members of the Board immediately prior to the Trigger Date cease to constitute a majority of the Board, (ii) there shall be consummated any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation or pursuant to which shares of the Company’s Common Shares would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company’s Common Shares immediately prior to the merger have (directly or indirectly) at least a 51% ownership interest in the outstanding Common Shares of the surviving corporation immediately after the merger, or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, except for any sale, lease exchange or transfer resulting from any action taken by any creditor of the Company in enforcing its rights or remedies against any assets of the Company in which such creditor holds a security interest; provided, however, that a Change of Control shall not be deemed to have occurred if any of the above described events under (i), (ii) or (iii) occurs as the result of, associated with or arising from action, order, agreement or plan of reorganization approved by the court in the bankruptcy proceedings of Stage Stores, Inc., Specialty Retailers, Inc. and Specialty Retailers, Inc. (NV) being jointly administered under Case No. 0035078-H2-11.

17.           Designation of Beneficiary by Participant.  A participant may name a beneficiary to receive any payment to which he may be entitled in respect to any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion.  The Committee reserves the right to review and approve beneficiary designations.  A participant may change his beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation.  Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion.  If no designated beneficiary survives the participant and is living on the date on which an amount becomes payable to such a participant’s beneficiary, such payment will be made to the legal representatives of the participant’s estate, and the term “beneficiary” as used in the Plan shall be deemed to include such person or persons.  If there are any questions as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof, will have no further liability to anyone with respect to such amount.

18.           Financial Assistance.  If the Committee determines that such action is advisable and not against applicable law, the Company may assist any person to whom an Award has been granted in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of the Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes in respect thereof.  As long as not prohibited by applicable law, such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company, or the maintenance by the Company of deposits with such bank or third party.

19.           Miscellaneous Provisions.

(a)           No employee or other person shall have any claim or right to be granted an Award under the Plan.  Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated.  Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to continue to be employed by the Company, its subsidiaries or its affiliates, and the right to terminate the employment of any participants at any time and for any reason is specifically reserved.

(b)           No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall  have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

(c)           Except as may be approved by the Committee where such approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, a participant’s rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by the operation of law or otherwise (except in the event of a participant’s death) including, but not by way of limitation, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall be transferable by will or the laws of descent and distribution but shall be exercisable during the participant’s lifetime only by him.

(d)           It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

(e)           The Company shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment.  It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes.  If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof.  Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes).

(f)           The expenses of the Plan shall be borne by the Company.

(g)           The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

(h)           By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

(i)           Fair market value in relation to Common Shares shall mean a price that is based on the opening, closing, actual, high, low, or average selling prices of a Common Share on the NASDAQ or other established stock exchange or exchanges on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion.  Such definition of fair market value shall be specified in the Award agreement and may differ depending on whether fair market value is in reference to the grant, exercise, vesting, or settlement or payout of an Award.  If the Common Shares are not reported on an exchange or market, the fair market value of Common Shares shall be as determined in good faith by the Committee in such reasonable manner as it may deem appropriate in accordance with applicable law.  Fair market value in relation to Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time shall mean such value as determined in good faith by the Committee in such reasonable manner as it may deem appropriate in accordance with applicable law.

(j)           The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

(k)           The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder of any Common Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

(l)           The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Nevada.

(m)           Certificates for Common Shares issued pursuant to the Plan which have not been registered with the Securities and Exchange Commission, and Restricted Stock, if any, shall bear an appropriate legend.

(n)           Each person who is or shall have been a member of the Board, or the Committee, or an officer of the Company to whom authority was delegated in accordance with the Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to defend the same before he or she undertakes to defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

20.           Plan Amendment or Suspension.  The Plan may be amended or suspended in whole of in part at any time from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act and with other applicable law.  No amendment of the Plan shall adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant’s written consent, except as permitted under Section 13.

21.           Plan Termination.  This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)           upon the adoption of a resolution of the Board terminating the Plan; or

(b)           ten years from the date the Plan as amended is approved and adopted by the stockholders of the Company in accordance with Section 22 hereof; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years from the grant of Awards other than Incentive Stock Options.  No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Committee may make amendments permitted under Section 17.

22.           Stockholders Adoption.  The Plan was originally approved by the Board on September 13, 2001, and stockholders of the Company as part of the Company's Plan of Reorganization.  The Amended and Restated Plan was approved by the Board on March 9, 2004, and the stockholders of the Company on June 3, 2004.